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


Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Dec 31, 1999
Current Due Period Ending                           Jan 31, 2000
Prior Distribution Date                             Jan 14, 2000
Distribution Date                                   Feb 14, 2000


Beginning Trust Principal Receivables           3,971,479,080.30
Average Principal Receivables                   3,971,332,092.19
FC&A Collections (Includes Recoveries)             63,496,840.43
Principal Collections                             112,677,807.67
Additional Balances                                51,872,730.15
Net Principal Collections                          60,805,077.52
Defaulted Amount                                   27,744,363.19
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,572,275.00

Beginning Participation Invested Amount           414,204,093.50
Beginning Participation Unpaid Principal          414,204,093.50
Balance
Ending Participation Invested Amount              404,968,517.13
Ending Participation Unpaid Principal Balance     404,968,517.13

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 414,204,093.50
Numerator for Fixed Allocation                    423,974,885.29
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Applicable Allocation Percentage                        10.4299%
Investor FC&A Collections                           6,622,627.02

Series Participation Interest Default Amount
Numerator for Floating Allocation                 414,204,093.50
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Floating Allocation Percentage                          10.4299%
Series Participation Interest Default Amount        2,893,696.26


Principal Allocation Components
Numerator for Floating Allocation                 414,204,093.50
Numerator for Fixed Allocation                    423,974,885.29
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)

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

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             5.2601%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          414,204,093.50
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,496,730.23

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,235,576.37
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,341,880.11
or e]
(b) prior to Accelerated Amort. Date or not         6,341,880.11
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4299%
(d) Net Principal Collections                      60,805,077.52
(e) after Accelerated Amort Date or Early Amort    12,029,354.25
Period, [f*g]
(f) Fixed Allocation Percentage                         10.6759%
(g) Collections of Principal
                                                  112,677,807.67

(h) Minimum Principal Amount, [Min(i,l)]            6,218,793.80
(i)  Floating Allocation Percentage of             11,752,129.54
Principal Collections
(j)  2.2% of the Series Participation Interest      9,112,490.06
Invested Amount
(k) Series Participation Interest Net Default       2,893,696.26
Payment Amount
(l)  the excess of (j) over (k)                     6,218,793.80

(m) Series Participation Interest Net Default       2,893,696.26
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,622,627.02
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the           690,340.16
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,496,730.23
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,893,696.26
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        0.00
Excess [Sec. 4.11(a)(vi)]                             541,860.37

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  894,616,891.32

Seller's Interest Percentage                              23.04%

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


Series 1997-1  Owner Trust Calculations

Due Period Ending        Jan 31, 2000

Payment Date             Feb 15, 2000


Calculation of Interest Expense


Index (LIBOR)             5.781250%

Accrual end date       Feb 15, 2000

accrual beginning date Jan 18, 2000

and days in Interest Period      28


               Class A-1    Class A-2    Class A-3     Class B   Certificates   Overcoll
                                                                                  Amount
Beginning    215,297,801   41,420,409   53,846,532   39,349,389   28,994,287   35,295,676
Unpaid
Principal
Balance

Previously             0            0            0            0            0
unpaid
interest/yield

Spread to         0.125%       0.250%       0.350%       0.650%       1.000%
index

Rate           5.906250%    6.031250%    6.131250%    6.431250%    6.781250%
(capped at
12.5%, 14%,
14%, 14%,15%)

Interest/Yield   989,024      194,302      256,781      196,829      152,925
Payable on the
Principal
Balance

Interest on            0            0            0            0            0
previously
unpaid
interest/yield

Interest/Yield   989,024      194,302      256,781      196,829      152,925
Due

Interest/Yield   989,024      194,302      256,781      196,829      152,925
Paid


Summary


Beginning
Security     215,297,801   41,420,409   53,846,532   39,349,389   28,994,287   35,295,676
Balance

Beginning
Adjusted     215,297,801   41,420,409   53,846,532   39,349,389   28,994,287
Balance

Principal
Paid           4,800,464      923,558    1,200,625      877,380      646,490      873,352

Ending
Security     210,497,336   40,496,852   52,645,907   38,472,009   28,347,796   34,508,616
Balance

Ending
Adjusted     210,497,336   40,496,852   52,645,907   38,472,009   28,347,796
Balance

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
Ending                                                               7.0000%
Certificate
Balance as %
Participation
InterestInvested
Amount

Targeted
Balance      210,583,629   40,496,852   52,645,907   38,472,009   28,347,796

Minimum
Adjusted                   16,000,000   20,800,000   15,200,000   11,200,000   13,600,000
Balance

Certificate
Minimum                                                            4,090,587
Balance

Ending OC
Amount as                                                                      26,198,985
Holdback
Amount

Ending OC
Amount as                                                                       8,309,632
Accelerated
Prin Pmts



Beginning           0.00         0.00         0.00         0.00         0.00         0.00
Net Charge
offs

Reversals           0.00         0.00         0.00         0.00         0.00         0.00

Charge offs         0.00         0.00         0.00         0.00         0.00         0.00

Ending Net          0.00         0.00         0.00         0.00         0.00         0.00
Charge Offs


Interest/Yi   $1.3555705   $4.0479581   $4.1150745    $4.3164237  $4.5513313
eld Paid
per $1000

Principal     $6.5795835  $19.2407842  $19.2407841   $19.2407842 $19.2407839
Paid per
$1000

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

Series 1997-1  Owner Trust Calculations
Due Period                                           January 2000
Payment Date                                         Feb 15, 2000

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         9,235,576.37
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           86,292.52

Series Participation Interest Monthly Interest       2,496,730.23

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.            989,024.27
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            194,301.99
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            256,780.65
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              196,828.92
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         152,924.73
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-       4,714,171.61
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance          923,557.64
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,200,624.93
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            877,379.76
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        646,490.34
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            873,352.09
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             86,292.52
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              620,577.15
Certificate - Sec. 3.05(a)(vii)



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        873,352.09
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            86,292.52
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        787,059.57
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             6,464.90

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